UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.

Newbury Street Acquisition Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED FEBRUARY 17, 2023

NEWBURY STREET ACQUISITION CORPORATION

121 High Street, Floor 3,

Boston, MA 02110

PROXY STATEMENT FOR SPECIAL MEETING

OF STOCKHOLDERS OF

NEWBURY STREET ACQUISITION CORPORATION

Dear Stockholders of Newbury Street Acquisition Corporation:

You are cordially invited to attend the Special Meeting (the “Special Meeting”) of stockholders of Newbury Street Acquisition Corporation, a Delaware corporation (the “Company,” “Newbury Street,” “we,” “us” or “our”), to be held virtually via a live webcast on March     , 2023, at , Eastern Time, or at such other time, on such other date to which the meeting may be postponed or adjourned. You will be able to attend the Special Meeting online, vote, and submit your questions during the Special Meeting by visiting [●]. The accompanying proxy statement is dated March     , 2023, and is first being mailed to stockholders of the Company on or about March     , 2023.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy or by voting by telephone or Internet by following the instructions on the enclosed proxy card, so that your shares will be represented at the Special Meeting. It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. Instructions on how to vote your shares are on the proxy materials you received for the Special Meeting.

The Special Meeting is being held to consider and vote upon the following proposals:

1.	The Extension Proposal — to amend the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) pursuant to an amendment in the form set forth in Annex A of the accompanying proxy statement (with such amendment, the “Amended Charter”) to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination (an “initial business combination”), (2) cease all operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”) included as part of the units sold in the Company’s initial public offering (the “Public Shares”) that was consummated on March 25, 2021 (the “IPO”) from March 25, 2023 to September 25, 2023 (the “Extension,” such date, the “Extended Date” and such proposal, the “Extension Proposal”); and

2.	The Adjournment Proposal — to approve the adjournment of the Special Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

Each of the Extension Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The sole purpose of the Extension Proposal is to provide the Company with sufficient time to complete an initial business combination. As previously announced, on December 12, 2022, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among (i) the Company, (ii) Infinite Reality Holdings, Inc., a Delaware corporation and a direct wholly-owned subsidiary of the Company (“Pubco”), (iii) Infinity Purchaser Merger Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of Pubco (“Purchaser Merger Sub”), (iv) Infinity NBIR Company Merger Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of Pubco (“Company Merger Sub” and, together with Purchaser Merger Sub, the “Merger Subs”), and (v) Infinite Reality, Inc., a Delaware corporation (the “Infinite Reality”). Pursuant to the terms of the Merger Agreement, (i) Purchaser Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity (the “Purchaser Merger”), (ii) Company Merger Sub will merge with and into Infinite Reality, with Infinite Reality continuing as the surviving entity (the “Company Merger,” and together with the Purchaser Merger, the “Mergers”), and (iii) following the Mergers, the Company and Infinite Reality will become direct wholly-owned subsidiaries of Pubco, and Pubco will become a publicly traded company.

The Charter provides that the Company has until March 25, 2023, to complete an initial business combination. The Company’s board of directors (the “Board”) has determined that there may not be sufficient time before March 25, 2023 to complete an initial business combination. While we are using our best efforts to complete the Mergers contemplated by the Merger Agreement as soon as practicable, the Board believes that in order to be able to complete the Mergers, it is appropriate to obtain the Extension. The Board believes that an initial business combination opportunity is in the best interests of the Company and its stockholders. Therefore, the Board has determined that it is in the best interests of the Company’s stockholders to extend the date by which the Company has to complete an initial business combination to the Extended Date. For more information regarding the Merger Agreement, please read the Company’s Current Report on Form 8-K relating to the Mergers that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 15, 2022.

In connection with the Extension, a holder of Public Shares (a “Public Stockholder”) may elect to redeem all or a portion of its Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with our IPO (the “Trust Account”), [calculated as of two business days prior to the Special Meeting], including interest earned on the funds held in the Trust Account and not previously released to Newbury Street to pay Newbury Street’s taxes, divided by the number of then issued and outstanding Public Shares, regardless of how such Public Stockholders vote on the Extension Proposal or if they vote at all. If the Extension is approved by the requisite vote of stockholders, the remaining Public Stockholders will retain their right to redeem their Public Shares upon consummation of our initial business combination when it is submitted to a vote of the stockholders, subject to any limitations set forth in the Amended Charter. In addition, Public Stockholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date and the Company does not obtain an additional extension.

Based upon the amount held in the Trust Account as of February 21, 2023, the record date, which was approximately $[●], the Company estimates that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $[●] at the time of the Special Meeting. The closing price of our Common Stock on February 16, 2023 was $10.10. The Company cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Pursuant to the Charter, a Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash upon the approval or effectiveness of the Extension Proposal. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(1)	(a) hold Public Shares or (b) hold Public Shares as part of units and elect to separate such units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares; and

(2)	prior to 5:00 p.m., Eastern Time, on March , 2023 (two business days prior to the vote at the Special Meeting), (a) submit a written request to Continental Stock Transfer & Trust Company (“Continental”), the Company’s transfer agent, that the Company redeem your Public Shares for cash and (b) deliver your Public Shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”). In order to validly redeem your Public Shares, you must identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand to Continental. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account and to identify you as the beneficial holder in order to exercise your redemption rights.

Holders of units of the Company must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote for the Extension Proposal.

If the Extension is not approved and we do not consummate an initial business combination by March 25, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us but net of taxes payable, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by March 25, 2023 or by the applicable deadline as may be extended.

Approval of the Extension Proposal requires an affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting. Shares of Common Stock that are present virtually during the Special Meeting constitute shares of Common Stock represented “in person.”

The Adjournment Proposal requires an affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon.

The Board has fixed the close of business on February 21, 2023, as the record date (the “record date”) for the Special Meeting. Only stockholders of record on February 21, 2023, are entitled to notice of and to vote at the Special Meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares in connection with the Extension, you will retain the right to vote on an initial business combination if and when such transaction is submitted to stockholders and the right to redeem your Public Shares for cash from the Trust Account in the event a proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date. If an initial business combination is not consummated by the Extended Date, assuming the Extension is implemented, and the Company does not obtain an additional extension, the Company will redeem its Public Shares.

All Newbury Street stockholders are cordially invited to attend the Special Meeting via the Internet at [●]. To ensure your representation at the Special Meeting, however, you are urged to submit your proxy vote by phone, Internet, or mail as soon as possible by following the instructions on the enclosed proxy card. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Special Meeting.

A stockholder’s failure to vote in person or by proxy will not be counted towards the number of shares of Common Stock required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

YOUR VOTE IS IMPORTANT. Please submit your proxy vote by phone, Internet or mail as soon as possible by following the instructions on the enclosed proxy card. You are requested to carefully read the proxy statement and accompanying Notice of Special Meeting for a more complete statement of matters to be considered at the Special Meeting.

If you have any questions or need assistance voting your shares of Common Stock, please contact [●], our proxy solicitor, by calling [●], or banks and brokers can call collect at [●], or by emailing [●].

On behalf of the Board, we would like to thank you for your support of Newbury Street Acquisition Corporation.

March  , 2023

By Order of the Board,

Thomas Bushey
Chief Executive Officer and Director

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) (A) HOLD PUBLIC SHARES OR (B) HOLD PUBLIC SHARES AS PART OF UNITS AND ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (3) DELIVER YOUR PUBLIC SHARES TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IN ORDER TO VALIDLY REDEEM YOUR PUBLIC SHARES, YOU MUST IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND TO THE TRANSFER AGENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT AND TO IDENTIFY YOU AS THE BENEFICIAL HOLDER IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

This proxy statement is dated March          , 2023

and is first being mailed to our stockholders with the form of proxy on or about March         , 2023.

IMPORTANT

Whether or not you expect to attend the Special Meeting online, you are respectfully requested by the Company’s board of directors (the “Board”) to sign, date and return the enclosed proxy promptly, or to vote by phone or Internet by following the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Special Meeting.

Newbury Street Acquisition Corporation

121 High Street, Floor 3,

Boston, MA 02110

(617) 893-3057

NOTICE OF THE SPECIAL MEETING

TO BE HELD ON MARCH      , 2023

Dear Stockholders of Newbury Street Acquisition Corporation:

NOTICE IS HEREBY GIVEN that a Special Meeting (the “Special Meeting”) of stockholders of Newbury Street Acquisition Corporation, a Delaware corporation (the “Company”), will be held virtually via live webcast on March     , 2023, at , Eastern Time, or at such other time, on such other date to which the meeting may be postponed or adjourned. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting [●]. The Special Meeting will be held to consider and vote upon the following proposals:

1.	Proposal No. 1 — The Extension Proposal — to amend the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) pursuant to an amendment in the form set forth in Annex A of the accompanying proxy statement (such provisions, the “Extension Amendment”) to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination (an “initial business combination”), (2) cease all operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”) included as part of the units sold in the Company’s initial public offering (the “Public Shares”) that was consummated on March 25, 2021 (the “IPO”) from March 25, 2023 to September 25, 2023 (the “Extension,” such date, the “Extended Date” and such proposal, the “Extension Proposal”); and

2.	Proposal No. 2 — The Adjournment Proposal — to approve the adjournment of the Special Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

The sole purpose of the Extension Proposal is to provide the Company with sufficient time to complete an initial business combination. As previously announced, on December 12, 2022, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among (i) the Company, (ii) Infinite Reality Holdings, Inc., a Delaware corporation and a direct wholly-owned subsidiary of the Company (“Pubco”), (iii) Infinity Purchaser Merger Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of Pubco (“Purchaser Merger Sub”), (iv) Infinity NBIR Company Merger Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of Pubco (“Company Merger Sub” and, together with Purchaser Merger Sub, the “Merger Subs”), and (v) Infinite Reality, Inc., a Delaware corporation (the “Infinite Reality”). Pursuant to the terms of the Merger Agreement, (i) Purchaser Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity (the “Purchaser Merger”), (ii) Company Merger Sub will merge with and into Infinite Reality, with Infinite Reality continuing as the surviving entity (the “Company Merger,” and together with the Purchaser Merger, the “Mergers”), and (iii) following the Mergers, the Company and Infinite Reality will become direct wholly-owned subsidiaries of Pubco, and Pubco will become a publicly traded company.

The Charter provides that the Company has until March 25, 2023, to complete an initial business combination. The Company’s Board has determined that there may not be sufficient time before March 25, 2023 to complete an initial business combination. While we are using our best efforts to complete the Mergers contemplated by the Merger Agreement as soon as practicable, the Board believes that in order to be able to complete the Mergers, it is appropriate to obtain the Extension. The Board believes that an initial business combination opportunity is in the best interests of the Company and its stockholders. Therefore, the Board has determined that it is in the best interests of the Company’s stockholders to extend the date by which the Company has to complete an initial business combination to the Extended Date. For more information regarding the Merger Agreement, please read the Company’s Current Report on Form 8-K relating to the Mergers that was filed with the SEC on December 15, 2022.

Approval of the Extension Proposal is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension if the number of redemptions of our Public Shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension.

Approval of the Extension Proposal requires an affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting. Shares of Common Stock that are present virtually during the Special Meeting constitute shares of Common Stock represented “in person.”

The Adjournment Proposal requires an affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon.

In connection with the Extension, a holder of Public Shares (a “Public Stockholder”) may elect to redeem all or a portion of its Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with our IPO (the “Trust Account”), [calculated as of two business days prior to the Special Meeting], including interest earned on the funds held in the Trust Account and not previously released to Newbury Street to pay Newbury Street’s taxes, divided by the number of then issued and outstanding Public Shares, regardless of how such Public Stockholders vote on the Extension Proposal or if they vote at all. If the Extension is approved by the requisite vote of stockholders, the remaining Public Stockholders will retain their right to redeem their Public Shares upon consummation of our initial business combination when it is submitted to a vote of the stockholders, subject to any limitations set forth in the Amended Charter. In addition, Public Stockholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date and the Company does not obtain an additional extension.

Pursuant to the Charter, a Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash upon the approval or effectiveness of the Extension Proposal. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(1)	(a) hold Public Shares or (b) hold Public Shares as part of units and elect to separate such units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares; and

(2)	prior to 5:00 p.m., Eastern Time, on March , 2023 (two business days prior to the vote at the Special Meeting), (a) submit a written request to Continental Stock Transfer & Trust Company (“Continental”), the Company’s transfer agent, that the Company redeem your Public Shares for cash and (b) deliver your Public Shares to the transfer agent, physically or electronically through the DTC. In order to validly redeem your Public Shares, you must identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand to Continental. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account and to identify you as the beneficial holder in order to exercise your redemption rights.

Holders of units of the Company must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote for the Extension Proposal.

If the Extension is not approved and we do not consummate an initial business combination by March 25, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us but net of taxes payable, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by March 25, 2023 or by the applicable deadline as may be extended.

In connection with the Company’s IPO, Newbury Street Acquisition Sponsor LLC (the “Sponsor”) entered into a letter agreement to vote its shares of Common Stock purchased prior to the IPO (the “Founder Shares”), the Common Stock purchased by the Sponsor in the private placement that was consummated simultaneously with the IPO, and any Public Shares purchased by the Sponsor during or after the IPO, in favor of Newbury Street’s initial business combination. As of the record date, the Sponsor owns approximately [●]% of Newbury Street’s total outstanding common stock. Accordingly, in addition to the shares held by the Sponsor, the Company would need [●] shares of Common Stock, or approximately [●]% of the outstanding shares of Common Stock voted in favor of the Extension Proposal in order for it to be approved, assuming all outstanding shares are voted on such proposal (provided that the Company will not proceed with the Extension if the number of redemptions of the Public Shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Extension).

Only stockholders of record of the Company as of the close of business on February 21, 2023 are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each share of Common Stock entitles the holder thereof to one vote. On the record date, there were [●] shares of Common Stock issued and outstanding. The Company’s warrants do not have voting rights in connection with the proposals.

Your vote is important. Proxy voting permits stockholders unable to attend the Special Meeting online to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Special Meeting by following the instructions included in this proxy statement and on the proxy card.

It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your shares, please contact [●], our proxy solicitor, by calling [●], or banks and brokers can call collect at [●], or by emailing [●].

By Order of the Board,

Thomas Bushey
Chief Executive Officer and Director

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING TO BE HELD ON MARCH        , 2023

This Notice of Special Meeting and Proxy Statement are available at [●].

i

NEWBURY STREET ACQUISITION CORPORATION

PROXY STATEMENT

FOR THE SPECIAL MEETING

To Be Held at , Eastern Time, on March    , 2023

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the board of directors (the “Board”) for use at the Special Meeting of Newbury Street Acquisition Corporation, a Delaware corporation (the “Company,” “Newbury Street,” “we,” “us” or “our”), and any postponements, adjournments or continuations thereof (the “Special Meeting”). The Special Meeting will be held virtually via live webcast on March    , 2023, at , Eastern Time. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting [●].

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and the documents incorporated by reference into this proxy statement contain forward-looking statements. These forward-looking statements are based on current expectations and beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations. These forward-looking statements should not be relied upon as predictions of future events as Newbury Street cannot assure you that the events or circumstances reflected in these statements will be achieved or will occur. You can identify forward-looking statements by the use of forward-looking terminology including “anticipates,” “believes,” “continue,” “could,” “design,” “estimates,” “expects,” “intends,” “may,” “plans,” “potentially,” “predict,” “pro forma” “seeks,” “should,” “will” or the negative of these words and phrases or other variations of these words and phrases or comparable terminology.

All statements other than statements of historical fact are statements that could be deemed forward-looking statements. For example, forward-looking statements include any statements of the plans, strategies and objectives of management for future operations, including the execution of integration and restructuring plans and the anticipated timing of filings; any statements concerning proposed new products or developments; any statements regarding future economic conditions or performance; statements of belief and any statement of assumptions underlying any of the foregoing. Forward-looking statements may also include any statements of the plans, strategies and objectives of management with respect to the approval and the closing of the initial business combination, Newbury Street’s ability to solicit a sufficient number of proxies to approve the initial business combination and other matters related to the closing of the initial business combination.

For a discussion of the factors that may cause Newbury Street’s actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied in such forward-looking statements, or for a discussion of risk associated with the ability of Newbury Street to complete the initial business combination and the effect of the initial business combination on the business of Newbury Street, see the section titled “Risk Factors.”

In addition, statements that “Newbury Street believes” and similar statements reflect the beliefs and opinions on the relevant subject of Newbury Street. These statements are based upon information available as of the date of this proxy statement, and while Newbury Street believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such statements should not be read to indicate that Newbury Street has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, the results of Newbury Street could differ materially from the forward-looking statements. All forward-looking statements in this proxy statement are current only as of the date on which the statements were made, or in the case of a document incorporated by reference, as of the date of such document. Except as required by applicable law or regulation, Newbury Street does not undertakes any obligation to update publicly any forward-looking statements for any reason after the date of this proxy statement or to conform these statements to actual results or to changes in expectations.

RISK FACTORS

You should carefully consider the below risk factors and refer to the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2022, the Company’s subsequent Quarterly Reports on Form 10-Q and elsewhere in our filings with the SEC. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that our initial business combination will be consummated prior to the Extended Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control.

We are required to offer stockholders the opportunity to redeem shares in connection with the Extension, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve an initial business combination. Even if the Extension or an initial business combination is approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all.

The fact that we will have separate redemption periods in connection with the Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

If the Extension Proposal is not approved, we will be required to cease all operations on March 25, 2023, except for the purposes of winding up and we would redeem our Public Shares and liquidate, in which case our Public Stockholders may receive only $[●] per share, or less than such amount in certain circumstances, and will forgo any of the potential benefits from a completed initial business combination including potential stock price appreciation and the ability to exercise the Company’s warrants.

If the Extension is not approved and we do not consummate an initial business combination by March 25, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us but net of taxes payable, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by March 25, 2023 or by the applicable deadline as may be extended. In such case, our Public Stockholders may receive only $[●] per share, or less than $[●] per share, on the redemption of their shares. Additionally, if the Extension Proposal is not approved, you will forgo any of the potential benefits that could have been realized from a completed initial business combination resulting in owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless. There will be no redemption rights or liquidating distributions with respect to our warrants.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial business combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial business combination, including the SPAC Rule Proposals described below.

The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial business combination and may constrain the circumstances under which we could complete a business combination.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”), which include proposals relating to disclosures in business combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (“Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. Final rules related to the above are expected to be issued by the SEC in April 2023. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and the time required to consummate a business combination, and may constrain the circumstances under which we could complete a business combination.

If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate and dissolve the Company.

As described above, the SPAC Rule Proposals relating to, among other things, circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a SPAC to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement for its initial public offering. Such SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement for its initial public offering. As indicated above, we completed our IPO in March 2021 and have operated as a blank check company searching for a target business with which to consummate an initial business combination since such time (or approximately 23 months after the effective date of our IPO, as of the date of this proxy statement). If the Extension Proposal is granted for an additional six months and the SPAC Rule Proposals are adopted as proposed, the safe harbor would not be available to us because we would not be able to satisfy the 24 months requirement to complete an initial business combination.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. It is possible that a claim could be made that we have been operating as an unregistered investment company, including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act, based on the current views of the SEC. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

The funds in the Trust Account have, since our IPO, been invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company. As of February 21, 2023, amounts held in Trust Account included approximately $[●] million of accrued interest. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we may, in our discretion, and subject to the approval of the Extension Proposal, on or prior to, September 25, 2023, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (i.e., in one or more bank accounts) until the earlier of the consummation of an initial business combination or our liquidation. Following such a liquidation of the assets in our Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our Public Stockholders would otherwise receive upon any redemption or liquidation of the Company if the assets in the Trust Account had remained in U.S. government securities or money market funds. This means that the amount available for redemption may not increase in the future, and those stockholders who elect not to redeem their Public Shares in connection with the Extension Proposal may receive no more than the same per share amount, without additional interest, if they redeem their Public Shares in connection with an initial business combination or if the Company is liquidated in the future, in each case as compared with the per share amount they would have received if they had redeemed their Public Shares in connection with the Extension.

Additionally, the longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the closing of our IPO, there is a greater risk that we may be considered an unregistered investment company. For so long as the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the risk that we may be considered an unregistered investment company and required to liquidate is greater than that of a special purpose acquisition company that has elected to liquidate such investments and to hold all funds in its Trust Account in cash (i.e., in one or more bank accounts). Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, and subject to the approval of the Extension Proposal, up to the 30-month anniversary of the closing of our IPO, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our Public Stockholders would receive upon any redemption or our liquidation.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting to be held virtually on March   , 2023, or at any adjournments or postponement thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

Newbury Street Acquisition Corporation is a blank check company incorporated on November 6, 2020 as a Delaware corporation. The Company was formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (an “initial business combination”).

As previously announced, on December 12, 2022, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among (i) the Company, (ii) Infinite Reality Holdings, Inc., a Delaware corporation and a direct wholly-owned subsidiary of the Company (“Pubco”), (iii) Infinity Purchaser Merger Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of Pubco (“Purchaser Merger Sub”), (iv) Infinity NBIR Company Merger Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of Pubco (“Company Merger Sub” and, together with Purchaser Merger Sub, the “Merger Subs”), and (v) Infinite Reality, Inc., a Delaware corporation (the “Infinite Reality”). Pursuant to the terms of the Merger Agreement, (i) Purchaser Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity (the “Purchaser Merger”), (ii) Company Merger Sub will merge with and into Infinite Reality, with Infinite Reality continuing as the surviving entity (the “Company Merger,” and together with the Purchaser Merger, the “Mergers”), and (iii) following the Mergers, the Company and Infinite Reality will become direct wholly-owned subsidiaries of Pubco, and Pubco will become a publicly traded company.

The Charter provides that the Company has until March 25, 2023, to complete an initial business combination. The Company’s Board has determined that there may not be sufficient time before March 25, 2023 to complete an initial business combination. While we are using our best efforts to complete the Mergers contemplated by the Merger Agreement as soon as practicable, the Board believes that in order to be able to complete the Mergers, it is appropriate to obtain the Extension. The Board believes that an initial business combination opportunity is in the best interests of the Company and its stockholders. Therefore, the Board has determined that it is in the best interests of the Company’s stockholders to extend the date by which the Company has to complete an initial business combination to the Extended Date. For more information regarding the Merger Agreement, please read the Company’s Current Report on Form 8-K relating to the Mergers that was filed with the SEC on December 15, 2022.

What is being voted on?

You are being asked to vote on the following proposals:

1.	The Extension Proposal — to amend the Company’s Charter pursuant to an amendment in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate an initial business combination, (2) cease all operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Public Shares from March 25, 2023 to September 25, 2023 (the “Extension,” such date, the “Extended Date” and such proposal, the “Extension Proposal”); and

2.	The Adjournment Proposal — to approve the adjournment of the Special Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on our initial business combination if and when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event an initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. Thomas Bushey and Kenneth King have been nominated in the proxy as the proposed proxy for stockholders to appoint as their proxy at the Special Meeting. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described below. If any matters not described in this proxy statement are properly presented at the Special Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Special Meeting is adjourned, the proxy holders can vote the shares on the new Special Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

Can I attend the Special Meeting?

You are entitled to participate in the Special Meeting if you were a stockholder of record or a beneficial owner of the Company’s Common Stock as of the close of business on the February 21, 2021, the record date, or you hold a valid legal proxy for the Special Meeting.

The Special Meeting will be held virtually via live webcast at , Eastern Time, on March   , 2023. The Special Meeting will only be accessible online through the Internet. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting [●]. The Special Meeting will comply with the meeting rules of conduct. The rules of conduct will be posted on the virtual meeting web portal. We encourage you to access the Special Meeting webcast prior to the start time. Online check-in will begin 15 minutes prior to the start time of the Special Meeting, and you should allow ample time for the check-in procedures.

If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares.

Why should I vote to approve the Extension?

Our Board believes stockholders will benefit from the Company consummating an initial business combination and is proposing the Extension to extend the date by which the Company has to complete an initial business combination until the Extended Date. The Extension would give the Company the opportunity to complete its initial business combination.

The Charter currently provides that if the Company does not complete an initial business combination by March 25, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us but net of taxes payable, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by March 25, 2023 or by the applicable deadline as may be extended.

We believe that the provisions of the Charter described in the preceding paragraph were included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination and our belief that an initial business combination offers an attractive investment for our stockholders, the Extension is warranted.

In connection with the Extension, Public Stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account established in connection with our IPO (the “Trust Account”), [calculated as of two business days prior to the Special Meeting], including interest earned on the funds held in the Trust Account and not previously released to Newbury Street to pay Newbury Street’s taxes, divided by the number of then issued and outstanding Public Shares, regardless of how such Public Stockholders vote on the Extension Proposal, or if they vote at all. We will not proceed with the Extension if redemptions of Public Shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.

Liquidation of the Trust Account is a fundamental obligation of the Company to the Public Stockholders, and the Company is not proposing, and will not propose, to change that obligation to the Public Stockholders. If holders of Public Shares do not elect to redeem their Public Shares, such holders shall retain redemption rights in connection with an initial business combination. Assuming the Extension is approved, the Company will have until the Extended Date to complete an initial business combination, unless the Company obtains any additional extension.

Our Board recommends that you vote in favor of the Extension Proposal, but expresses no opinion as to whether you should redeem your Public Shares.

How do the Company insiders intend to vote their shares?

The Sponsor, the Company’s directors, officers and advisors and their permitted transferees (collectively, the “Initial Stockholders”) are expected to vote any shares of Common Stock over which they have voting control in favor of the Extension Proposal and, if presented, the Adjournment Proposal.

The Initial Stockholders are not entitled to redeem any shares of Common Stock held by them. On the record date, the Initial Stockholders beneficially owned and were entitled to vote [●] shares of Common Stock, which represents approximately [●]% of the Company’s issued and outstanding shares of Common Stock.

Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase Public Shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules restrictions on purchases would apply, the Public Shares (a) would be purchased at a price no higher than the price offered through the Company’s redemption process; (b) will not be voted at the Special Meeting; and (c) would not be redeemable by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates.

The Company will file a Current Report on Form 8-K to disclose arrangements entered into or purchases made by any of the aforementioned persons, which report will include the number of shares purchased, the purchase price, the purpose of the purchase, the impact that such purposes would have on the likelihood that the Extension Proposal will be approved, the nature of the security holders who sold to the Sponsor, the Company’s directors, officers, advisors or its affiliates, and the number of Public Shares then redeemed.

The purpose of such stock purchases and other transactions would be to increase the likelihood of obtaining stockholder approval for the proposals, to minimize redemptions of Public Shares, and to ensure that the Company has at least $5,000,001 of net tangible assets following approval of the Extension Proposal, where it appears that such requirements would otherwise not be met. While the exact nature of any such incentives has not been determined as of the date of this proxy statement, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer to such investors or holders of shares or rights owned by the Sponsor for nominal value.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Special Meeting and could decrease the chances that the Extension would be approved. Entering into any such arrangements may have a depressive effect on Public Shares. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares it owns, either prior to or immediately after the Special Meeting. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Proposal.

What vote is required to approve the Extension Proposal?

Approval of the Extension Proposal requires an affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting. Shares of Common Stock that are present virtually during the Special Meeting constitute shares of Common Stock represented “in person.”

What vote is required to approve the Adjournment Proposal?

The Adjournment Proposal requires an affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon.

What if I want to vote against or don’t want to vote for any of the proposals?

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

Will you seek any further extensions to liquidate the Trust Account?

Other than the extension until the Extended Date as described in this proxy statement, we do not anticipate seeking any further extension to consummate an initial business combination.

What happens if the Extension Proposal is not approved?

If the Extension Proposal is not approved and we do not consummate an initial business combination by March 25, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us but net of taxes payable, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Initial Stockholders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Founder Shares held by them if the Company fails to complete an initial business combination by March 25, 2023, or by the applicable deadline as may be extended, although they will be entitled to liquidating distributions from the Trust Account with respect to any shares of Common Stock they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by March 25, 2023 or by the applicable deadline as may be extended. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension is approved, what happens next?

The Company is continuing its efforts to complete its initial business combination.

As previously announced, on December 12, 2022, the Company entered into the Merger Agreement. The Charter provides that the Company has until March 25, 2023 to complete an initial business combination. The Company’s Board has determined that there may not be sufficient time before March 25, 2023 to complete an initial business combination, and in order to complete the Mergers contemplated by the Merger Agreement, it is appropriate to obtain the Extension. If the Extension is approved, the Company expects to continue using best efforts to complete the Mergers contemplated by the Merger Agreement as soon as practicable and seeking stockholder approval of an initial business combination. If stockholders approve an initial business combination, the Company expects to consummate such initial business combination as soon as possible following stockholder approval and satisfaction of the other conditions to the consummation of such initial business combination.

Following the approval of the Extension Proposal by the holders of at least a majority of the outstanding shares of Common Stock, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting, the Company will file the Amended Charter with the Secretary of State of the State of Delaware as soon as practicable after the Special Meeting. The Company will remain a reporting company under the Exchange Act, and its units, Common Stock and public warrants will remain publicly traded.

If the Extension is approved, any removal of any Withdrawal Amount (defined as an amount equal to the number of Public Shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares) from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of shares of Common Stock held by the Sponsor. We will not proceed with the Extension if redemptions of Public Shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension.

Where will I be able to find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination?

Yes. Assuming you are a stockholder as of the record date for voting on a proposed initial business combination, you will be able to vote on a proposed initial business combination if and when it is submitted to stockholders. If you disagree with an initial business combination, you will retain your right to redeem your Public Shares upon consummation of such initial business combination, subject to any limitations set forth in our Charter or the Amended Charter (as applicable).

How do I change my vote?

If you are a stockholder of record and give a proxy, you may change or revoke it at any time before the Special Meeting or at the Special Meeting by doing any one of the following:

●	Send a later-dated, signed proxy card to the Company at 121 High Street, Floor 3, Boston, MA 02110, attn: Secretary, so that it is received prior to the vote at the Special Meeting, which is scheduled to take place on March , 2023 (or, in the case of an adjournment, no later than the time appointed for the holding of the adjourned meeting).

●	Submit a later-dated vote by telephone or Internet, because only your latest telephone or Internet vote received by 11:59 p.m., Eastern Time, on [●] 2023 will be counted.

●	Send a notice of revocation in writing to the Company’s Secretary at 121 High Street, Floor 3, Boston, MA 02110, which must be received prior to the vote at the Special Meeting.

●	Attend the Special Meeting, revoke your proxy and vote at the meeting. Simply attending the Special Meeting will not constitute revocation.

However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A stockholder’s failure to vote by proxy or to vote in person at the meeting will not be counted towards the number of shares required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Special Meeting.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Special Meeting for the Special Meeting to be properly held under our Bylaws. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “nondiscretionary” matter.

Who can vote at the Special Meeting?

Holders of our shares of Common Stock as of the close of business (Eastern Time) on February 21, 2023, the record date, are entitled to vote at the Special Meeting. As of the record date, there were [●] shares of Common Stock issued and outstanding. In deciding all matters at the Special Meeting, each stockholder will be entitled to one vote for each share held by them on the record date.

Registered Stockholders. If our shares are registered directly in your name with our transfer agent, Continental, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Special Meeting.

Street Name Stockholders. If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of Common Stock at the Special Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its stockholders. The Board recommends that the Company’s stockholders vote “FOR” each of the proposals.

What interests do the Sponsor and the Company’s directors and officers have in the approval of the proposals?

The Sponsor and the Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. See the section entitled “Proposal No. 1 — The Extension Proposal — Interests of the Sponsor and the Company’s Directors and Officers.”

Are there any dissenter’s or appraisal or similar rights for dissenting stockholders?

Neither Delaware Law nor our Charter provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Special Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

What happens to the Company’s warrants if the Extension is not approved?

If the Extension is not approved and we do not consummate an initial business combination by March 25, 2023, we will i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us but net of taxes payable, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by March 25, 2023 or by the applicable deadline as may be extended.

What happens to the Company’s warrants if the Extension is approved?

If the Extension is approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How are the funds in the Trust Account currently being held?

With respect to the regulation of SPACs, on March 30, 2022, the SEC issued the SPAC Rule Proposals relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since our IPO, been invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, to mitigate the risk of being viewed as operating as an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we will, subject to the approval of the Extension Proposal, on or prior to, September 25, 2023, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (i.e., in one or more bank accounts) until the earlier of consummation of our initial business combination or liquidation, which could reduce the dollar amount our Public Stockholders would receive upon any redemption or liquidation of the Company.

How do I vote?

You are entitled to one vote for each share of Common Stock that you owned as of the close of business on February 21, 2023, the record date. If you were a holder of record of the Company’s Common Stock as of the close of business on February 21, 2023, the record date for the Special Meeting, you may vote with respect to the proposals by attending the Special Meeting and voting electronically during the meeting. You may also vote prior to the Special Meeting in the following ways:

●	Internet: Log on to the Internet and visit [●], by 11:59 p.m., Eastern Time, on March [●], 2023 and follow the instructions provided to submit your vote.

●	Phone: Call [●] and follow the voice recording instructions to submit your vote.

●	Mail: Mark, sign, date and return the proxy card promptly using the pre-addressed postage-paid envelope provided.

You may still attend the Special Meeting and vote virtually at the meeting if you have already voted by proxy.

If your shares of Common Stock, including those shares held as a constituent part of the Company’s units, are held in “street name” by a bank, broker or other nominee, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, unless you are the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

THE VOTE OF STOCKHOLDERS IS IMPORTANT. STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

How do I redeem my Public Shares?

Pursuant to the Charter, a Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(1)	(a) hold Public Shares or (b) hold Public Shares as part of units and elect to separate such units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares; and

(2)	prior to 5:00 p.m., Eastern Time, on March , 2023 (two business days prior to the vote at the Special Meeting), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your Public Shares for cash and (b) deliver your Public Shares to the transfer agent, physically or electronically through the DTC. In order to validly redeem your Public Shares, you must identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand to Continental. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account and to identify you as the beneficial holder in order to exercise your redemption rights.

Holders of units of the Company must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote for the Extension Proposal.

Based upon the amount held in the Trust Account as of February 21, 2023, the record date, which was $[●], the Company estimates that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $[●] at the time of the Special Meeting. The closing price of a share of Common Stock on February 16, 2023 was $10.10. The Company cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares, or submit your proxy votes by telephone or Internet by following the instructions on the enclosed proxy card.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged [●] to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay [●] a fee of $[●], plus associated disbursements, for the Special Meeting and will reimburse [●] for its reasonable out-of-pocket expenses and indemnify [●] against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Common Stock and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the Special Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2021, and our subsequent Quarterly Reports on Form 10-Q, you should contact:

Newbury Street Acquisition Corporation

121 High Street, Floor 3,

Boston, MA 02110

Telephone: (617) 893-3057

You may also contact the Company’s proxy solicitor at:

[●]

[Address]

Telephone: [●]

(banks and brokers can call collect at [●])

Email: [●]

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of Public Shares and you intend to seek redemption of your shares, you will need to deliver your Public Shares (either physically or electronically) to the transfer agent at the address below prior to 5:00 p.m., Eastern Time, on March             , 2023 (two business days prior to the vote at the Special Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

[●]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

E-mail: [●]

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The Special Meeting will be held virtually via live webcast on March          , 2023, at       , Eastern Time, to consider and vote upon the proposals to be put to the Special Meeting.

At the Special Meeting, you will be asked to consider and vote on proposals to:

1.	Proposal No. 1 — The Extension Proposal — to amend the Company’s Charter pursuant to an amendment in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate an initial business combination, (2) cease all operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Public Shares from March 25, 2023 to September 25, 2023; and

2.	Proposal No. 2 — The Adjournment Proposal — to approve the adjournment of the Special Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, which will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

The sole purpose of the Extension Proposal is to provide the Company with sufficient time to complete an initial business combination. As previously announced, on December 12, 2022, the Company entered into the Merger Agreement by and among (i) the Company, (ii) Pubco, (iii) Purchaser Merger Sub, (iv) Company Merger Sub, and (v) Infinite Reality. Pursuant to the terms of the Merger Agreement, (i) Purchaser Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity (the “Purchaser Merger”), (ii) Company Merger Sub will merge with and into Infinite Reality, with Infinite Reality continuing as the surviving entity (the “Company Merger,” and together with the Purchaser Merger, the “Mergers”), and (iii) following the Mergers, the Company and Infinite Reality will become direct wholly-owned subsidiaries of Pubco, and Pubco will become a publicly traded company.

The Charter provides that the Company has until March 25, 2023, to complete an initial business combination. The Company’s Board has determined that there may not be sufficient time before March 25, 2023 to complete an initial business combination. While we are using our best efforts to complete the Mergers contemplated by the Merger Agreement as soon as practicable, the Board believes that in order to be able to complete the Mergers, it is appropriate to obtain the Extension. The Board believes that an initial business combination opportunity is in the best interests of the Company and its stockholders. Therefore, the Board has determined that it is in the best interests of the Company’s stockholders to extend the date by which the Company has to complete an initial business combination to the Extended Date. For more information regarding the Merger Agreement, please read the Company’s Current Report on Form 8-K relating to the Mergers that was filed with the SEC on December 15, 2022.

Voting Power; Record Date

Only stockholders of record of the Company as of the close of business on February 21, 2023, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each share of Common Stock entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were [●] shares of Common Stock issued and outstanding. The Company’s warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Stockholders

A quorum is the minimum number of shares required to be present at the Special Meeting for the Special Meeting to be properly held under our Bylaws. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “nondiscretionary” matter.

Votes Required

Approval of the Extension Proposal requires an affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting. Shares of Common Stock that are present virtually during the Special Meeting constitute shares of Common Stock represented “in person.”

The Adjournment Proposal requires an affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon.

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

Voting

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Special Meeting in the manner you direct. You may vote for or withhold your vote for the proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Special Meeting.

You can vote your shares at the Special Meeting virtually or by proxy. You may attend the Special Meeting via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting [●]. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope, or submit your proxy vote by telephone or Internet by following the instructions on the enclosed proxy card. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person online, obtain a valid proxy from your broker, bank or nominee.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, [●], at [phone] or by sending a letter to [address], or by emailing [email].

Revocability of Proxies

If you are a stockholder of record and give a proxy, you may change or revoke it at any time before the Special Meeting or at the Special Meeting by doing any one of the following:

●	Send a later-dated, signed proxy card to the Company at 121 High Street, Floor 3, Boston, MA 02110, attn: Secretary, so that it is received prior to the vote at the Special Meeting, which is scheduled to take place on March , 2023 (or, in the case of an adjournment, no later than the time appointed for the holding of the adjourned meeting).

●	Submit a later-dated vote by telephone or Internet, because only your latest telephone or Internet vote received by 11:59 p.m., Eastern Time, on [●] 2023 will be counted.

●	Send a notice of revocation in writing to the Company’s Secretary at 121 High Street, Floor 3, Boston, MA 02110, which must be received prior to the vote at the Special Meeting.

●	Attend the Special Meeting, revoke your proxy and vote at the meeting. Simply attending the Special Meeting will not constitute revocation.

However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Special Meeting

The Special Meeting will be held virtually by live webcast or by proxy at      , Eastern Time, on March       , 2023. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope, or submit your proxy vote by telephone or Internet by following the instructions on the enclosed proxy card. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person online, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

The Company is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged [●] to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay [●] a fee of $[●], plus associated disbursements, for the Special Meeting and will reimburse [●] for its reasonable out-of-pocket expenses and indemnify [●] against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Common Stock and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies. You may contact [●] at:

[●]

[Address]

Telephone: [●]

(banks and brokers can call collect at [●])

Email: [●]

Some banks and brokers have customers who beneficially own shares of Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights of Appraisal

Neither Delaware Law nor our Charter provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Special Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Stockholder Proposals

No business may be transacted at any annual meeting or special meeting other than business that is either (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the meeting in accordance with the requirements set forth in the Charter.

Other Business

The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Principal Executive Offices

Our principal executive offices are located at 121 High Street, Floor 3, Boston, MA 02110. Our telephone number is (617) 893-3057.

PROPOSAL NO. 1 — THE EXTENSION PROPOSAL

Background

Newbury Street Acquisition Corporation is a blank check company incorporated on November 6, 2020 as a Delaware corporation and formed for the purpose of effecting an initial business combination. To date, our efforts have been limited to organizational activities as well as activities related to our IPO and our search for an initial business combination.

As previously announced, on December 12, 2022, the Company entered into the Merger Agreement by and among (i) the Company, (ii) Pubco, (iii) Purchaser Merger Sub, (iv) Company Merger Sub, and (v) Infinite Reality. Pursuant to the terms of the Merger Agreement, (i) Purchaser Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity (the “Purchaser Merger”), (ii) Company Merger Sub will merge with and into Infinite Reality, with Infinite Reality continuing as the surviving entity (the “Company Merger,” and together with the Purchaser Merger, the “Mergers”), and (iii) following the Mergers, the Company and Infinite Reality will become direct wholly-owned subsidiaries of Pubco, and Pubco will become a publicly traded company.

The Charter provides that the Company has until March 25, 2023, to complete an initial business combination. The Board has determined that there may not be sufficient time before March 25, 2023 to complete an initial business combination, and in order to complete the Mergers contemplated by the Merger Agreement, it is appropriate to obtain the Extension. Therefore, the Board has determined that it is in the best interests of the Company’s stockholders to extend the date by which the Company has to complete an initial business combination to the Extended Date.

The Extension

We are proposing to amend the Charter pursuant to the amendment in the form set forth in Annex A hereof to extend the date by which the Company must (1) consummate its initial business combination, (2) cease all operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Public Shares.

Reasons for the Proposal

The sole purpose of the Extension Proposal is to provide the Company with sufficient time to complete an initial business combination. As previously announced, on December 12, 2022, the Company entered into the Merger Agreement. The Charter provides that the Company has until March 25, 2023, to complete an initial business combination. The Company’s Board has determined that there may not be sufficient time before March 25, 2023 to complete an initial business combination. While we are using our best efforts to complete the Mergers contemplated by the Merger Agreement as soon as practicable, the Board believes that in order to be able to complete the Mergers, it is appropriate to obtain the Extension. The Board believes that an initial business combination opportunity is in the best interests of the Company and its stockholders. Therefore, the Board has determined that it is in the best interests of the Company’s stockholders to extend the date by which the Company has to complete an initial business combination to the Extended Date. For more information regarding the Merger Agreement, please read the Company’s Current Report on Form 8-K relating to the Mergers that was filed with the SEC on December 15, 2022.

The Charter currently provides that if the Company does not complete an initial business combination by March 25, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us but net of taxes payable, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

We believe that the provision of the Charter described in the preceding paragraph was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination and our belief that an initial business combination offers an attractive investment for our stockholders, the Extension is warranted.

The Company is not asking you to vote on any proposed initial business combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed initial business combination when it is submitted to stockholders in the future and the right to redeem your Public Shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay the Company’s taxes, divided by the number of then issued and outstanding Public Shares, in the event the proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

If the Extension Is Not Approved

If the Extension Proposal is not approved and we do not consummate an initial business combination by March 25, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us but net of taxes payable, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Initial Stockholders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Founder Shares held by them if the Company fails to complete an initial business combination by March 25, 2023, or by the applicable deadline as may be extended, although they will be entitled to liquidating distributions from the Trust Account with respect to any shares of Common Stock they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by March 25, 2023 or by the applicable deadline as may be extended. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Is Approved

If the Extension is approved, the Company will file the Amended Charter with the Secretary of State of the State of Delaware as soon as practicable after the Special Meeting and the time the Company has to complete an initial business combination will be extended until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, Common Stock and public warrants will remain publicly traded. The Company will then continue to work to consummate its initial business combination by the Extended Date.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on our initial business combination if and when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event an initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

If the Extension Proposal is approved, and the Extension is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any stockholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Extension is approved, and the amount remaining in the Trust Account may be significantly less than the $[●] that was in the Trust Account as of February 21, 2023, the record date. The Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Additionally, we will not proceed with the Extension if the number of redemptions of our Public Shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension.

Redemption Rights

In connection with the approval of the Extension, each Public Stockholder may seek to redeem his, her or its Public Shares. Holders of Public Shares who do not elect to redeem their Public Shares in connection with the Extension will retain the right to redeem their Public Shares in connection with any stockholder vote to approve a proposed initial business combination or if the Company has not consummated an initial business combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON MARCH [●], 2023. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and redemptions.

Pursuant to the Charter, a Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash upon the approval or effectiveness of the Extension Proposal. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(1)	(a) hold Public Shares or (b) hold Public Shares as part of units and elect to separate such units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares; and

(2)	prior to 5:00 p.m., Eastern Time, on March , 2023 (two business days prior to the vote at the Special Meeting), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your Public Shares for cash and (b) deliver your Public Shares to the transfer agent, physically or electronically through the DTC. In order to validly redeem your Public Shares, you must identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand to Continental. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account and to identify you as the beneficial holder in order to exercise your redemption rights.

Holders of units of the Company must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote for the Extension Proposal.

Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension will not be redeemed for cash held in the Trust Account. In the event that a Public Stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a Public Stockholder tenders shares and the Extension is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension will not be approved. The Company anticipates that a Public Stockholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of Public Stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each Public Share for a per share price, payable in cash, equal to equal to the aggregate amount then on deposit in the Trust Account, [calculated as of two business days prior to the Special Meeting], including interest earned on the funds held in the Trust Account and not previously released to the Company to pay the Company’s taxes, divided by the number of then issued and outstanding Public Shares. Based upon the amount held in the Trust Account as of February 21, 2023, the record date, which was $[●], the Company estimates that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $[●] at the time of the Special Meeting. The closing price of the Company’s Common Stock on February 16, 2023 was $10.10. The Company cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) (if any) and other redemption forms to the Company’s transfer agent prior to the vote on the Extension Proposal. The Company anticipates that a Public Stockholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

United States Federal Income Tax Considerations for Stockholders Exercising Redemption Rights

The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below) who elect to have their Public Shares redeemed for cash if the Extension Proposal is approved. This section applies only to Public Stockholders who hold their Public Shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any state, local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

●	financial institutions or financial services entities;

●	broker-dealers;

●	S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

●	taxpayers that are subject to the mark-to-market accounting rules with respect to the Public Shares;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	tax-qualified retirement plans;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	expatriates or former long-term residents or citizens of the United States;

●	persons that actually or constructively own five percent or more (by vote or value) of our Public Shares;

●	the Sponsor or its affiliates, officers or directors;

●	persons subject to the alternative minimum tax;

●	persons that acquired their Public Shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

●	persons that hold their Public Shares as part of a straddle, constructive sale, hedging, wash sale, conversion or other integrated or similar transaction;

●	persons whose functional currency is not the U.S. dollar;

●	controlled foreign corporations, passive foreign investment companies (or their stockholders), or corporations that accumulate earnings to avoid U.S. federal income tax;

●	“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Internal Revenue Code (the “Code”)) and entities whose interests are held by qualified foreign pension funds;

●	accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code; or

●	foreign corporations with respect to which there are one or more United States shareholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii).

If a partnership (or an entity or arrangement treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of Public Shares, the tax treatment of a partner in such partnership will generally depend on the status of the partner and the activities of the partnership. Partners of partnerships holding Public Shares should consult such partners’ own tax advisors regarding the U.S. federal income tax consequences to them.

This discussion is based on the Code, proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

We have not sought, and do not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE EXERCISE OF REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES. EACH HOLDER OF PUBLIC SHARES SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a Public Share who or that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the U.S., any state thereof or the District of Columbia, or a non-U.S. corporation treated as a U.S. corporation under the anti-inversion rules of Section 7874 of the Code;

●	an estate whose income is subject to U.S. federal income tax regardless of its source; or

●	a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Effects of Exercising Redemption Rights

Generally

The U.S. federal income tax consequences to a U.S. Holder of Public Shares that exercises its redemption rights with respect to its Public Shares to receive cash in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of Public Shares under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of Public Shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Taxation of Redemption Treated as a Sale.” If the redemption is treated as a distribution, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.”

Whether a redemption of Public Shares qualifies for sale treatment will depend largely on the total amount of shares in Newbury Street held by the redeemed U.S. Holder before and after the redemption (including any shares constructively owned by the U.S. Holder as a result of owning warrants) relative to all of the shares outstanding before and after the redemption. The redemption of Public Shares generally will be qualified as a sale of the Public Shares (rather than a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in Newbury Street or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only Public Shares actually owned by the U.S. Holder, but also other shares in Newbury Street constructively owned by it under certain attribution rules set forth in the Code.

To meet the substantially disproportionate test, the percentage of Newbury Street’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of shares of Public Shares must, among other requirements, be less than eighty percent (80%) of the percentage of Newbury Street’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account both redemptions by other holders of Public Shares).

There will be a complete termination of a U.S. Holder’s interest if either (1) all of the shares in Newbury Street actually and constructively owned by the U.S. Holder are redeemed or (2) all of the shares in Newbury Street actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other shares of Newbury Street and certain other requirements are met. The redemption of Public Shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in Newbury Street. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in Newbury Street will depend on the particular facts and circumstances. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of Public Shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining Public Shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in its warrants or possibly in other shares in Newbury Street constructively owned by it.

Taxation of Redemption Treated as a Distribution

If the redemption does not qualify as a sale of the Public Shares, the U.S. Holder will be treated as receiving a distribution of cash. Any distributions to U.S. Holders generally will constitute dividends for U.S. federal income tax purposes to the extent of Newbury Street’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Public Shares. Any remaining excess will be treated as gain realized on the sale of the Public Shares and will be treated as described under the section “U.S. Holders — Taxation of Redemption Treated as a Sale” below. After the application of these rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining Public Shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in its warrants or possibly in other shares of Newbury Street constructively owned by it.

Taxation of Redemption Treated as a Sale

If the redemption qualifies as a sale of Public Shares, a U.S. Holder generally will recognize capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Public Shares surrendered in the redemption exceeds one year.

The amount of gain or loss recognized on the redemption generally will be equal to the difference between (i) the sum of the amount of cash received in such redemption and (ii) the U.S. Holder’s adjusted tax basis in its Public Shares so redeemed. A U.S. Holder’s adjusted tax basis in its Common Stock generally will equal the U.S. Holder’s acquisition cost (which, if the Public Shares were acquired as part of a unit, is the portion of the purchase price of the unit allocated to the Public Shares) reduced by any prior distributions treated as a return of capital. Long-term capital gains recognized by a non-corporate U.S. Holder currently are eligible to be taxed preferential rates. The deductibility of capital losses is subject to limitations.

ALL U.S. HOLDERS EXERCISING THEIR REDEMPTION RIGHTS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of the Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a Public Share that is neither a U.S. Holder nor a partnership for U.S. federal income tax purposes.

Generally

The U.S. federal income tax consequences to a Non-U.S. Holder of Public Shares that exercises its redemption rights with respect to its Public Shares to receive cash in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of the Public Shares redeemed, as described above under “Tax Effects of Exercising Redemption Rights — Generally.”

Taxation of Redemption Treated as a Distribution

If the redemption does not qualify as a sale of Public Shares, the Non-U.S. Holder will be treated as receiving a distribution of cash. Subject to the discussion below under “— FATCA,” in general, any distributions (including constructive distributions) made to a Non-U.S. Holder on Public Shares, to the extent paid out of current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the applicable withholding agent will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or IRS Form W-8BEN-E). In the case of any constructive distribution, it is possible that this tax would be withheld from any amount owed to a Non-U.S. Holder by the applicable withholding agent, including cash distributions on other property or sale proceeds from warrants or other property subsequently paid or credited to such holder.

Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its Public Shares (and, subject to the third bullet point and related text below under “— Taxation of Redemption Treated as Sale” to the extent such distribution does not exceed the adjusted tax basis such amount will generally not be subject to withholding) and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of Public Shares, which will be treated as described below under “— Taxation of Redemption Treated as Sale.” Dividends paid to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements including by providing the applicable withholding agent with a properly executed IRS Form W-8ECI certifying eligibility for exemption. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation for U.S. federal income tax purposes, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty)

Taxation of Redemption Treated as a Sale

A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax on a sale of Public Shares which, in general, would include a redemption of Public Shares that is treated as a sale of such securities as described above, unless:

●	the Non-U.S. Holder is an individual who is present in the United States for a period or periods aggregating 183 days or more during the taxable year in which the sale or disposition takes place and certain other conditions are met;

●	the gain is effectively connected with a trade or business conducted by the Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States); or

●	the Public Shares constitute a United States real property interest due to Newbury Street’s status as a United States real property holding corporation (“USRPHC”) for U.S. federal income tax purposes and as a result such gain is treated as effectively connected with a trade or business conducted by the Non-U.S. Holder in the United States.

A Non-U.S. Holder described in the first bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate as specified by an applicable income tax treaty) on the amount of such gain, which generally may be offset by U.S. source capital losses.

A Non-U.S. Holder whose gain is described in the second bullet point above or, subject to the exceptions described in the next paragraph, the third bullet point above, generally will be taxed on a net income basis at the rates and in the manner generally applicable to United States persons (as defined under the Code) unless an applicable income tax treaty provides otherwise. If the Non-U.S. Holder is a corporation for U.S. federal income tax purposes whose gain is described in the second bullet point above, then such gain would also be included in its effectively connected earnings and profits (as adjusted for certain items), which may be subject to a “branch profits tax” (at a 30% rate or such lower rate as specified by an applicable income tax treaty).

Generally, a corporation is a USRPHC if the fair market value of its United States real property interests equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. Newbury Street does not believe that it is a USRPHC on the date of any redemption for U.S. federal income tax purposes. However, the determination as to whether Newbury Street is a USPRHC will not be made until a future tax year.

FATCA

Sections 1471 through 1474 of the Code, and the U.S. Treasury Regulations and administrative guidance issued thereunder (“FATCA”), impose a 30% withholding tax on any dividends paid on Newbury Street Common Stock if paid to a “foreign financial institution” or a “non-financial foreign entity” (each as defined in the Code) (including, in some cases, when such foreign financial institution or non-financial foreign entity is acting as an intermediary), unless (i) in the case of a foreign financial institution, such institution enters into an agreement with the U.S. government to withhold on certain payments, and to collect and provide to the U.S. tax authorities substantial information regarding U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are non-U.S. entities with U.S. owners), (ii) in the case of a non-financial foreign entity, such entity certifies that it does not have any “substantial United States owners” (as defined in the Code) or provides the applicable withholding agent with a certification identifying the direct and indirect substantial United States owners of the entity (in either case, generally on an IRS Form W-8BEN-E), or (iii) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules and provides appropriate documentation (such as an IRS Form W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing these rules may be subject to different rules. Under certain circumstances, a holder might be eligible for refunds or credits of such taxes. Non-U.S. Holders are encouraged to consult their own tax advisors regarding the possible implications of FATCA.

Information Reporting and Backup Withholding

Any dividends paid to a Non-U.S. Holder must be reported annually to the IRS and to the Non-U.S. Holder. Copies of these information returns may be made available to the tax authorities in the country in which the Non-U.S. Holder resides or is established. Payments of dividends to a Non-U.S. Holder generally will not be subject to backup withholding if the Non-U.S. Holder establishes an exemption by properly certifying its non-U.S. status on an IRS Form W-8BEN or IRS Form W-8BEN-E (or other applicable or successor form).

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a Non-U.S. Holder’s U.S. federal income tax liability, and the Non-U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

THE FOREGOING DISCUSSION OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY STOCKHOLDER. WE URGE YOU TO CONSULT WITH YOUR OWN TAX ADVISER TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU OF THE EXERCISE OF REDEMPTION RIGHTS IN CONNECTION WITH THE EXTENSION, INCLUDING THE APPLICATION AND EFFECT OF ANY U.S. FEDERAL, NON-INCOME, STATE, AND LOCAL OR NON-U.S. TAX LAWS.

Required Vote

Approval of the Extension Proposal requires an affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting. Shares of Common Stock that are present virtually during the Special Meeting constitute shares of Common Stock represented “in person.” Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Special Meeting. If the Extension is not approved and we do not consummate an initial business combination by March 25, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us but net of taxes payable, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Initial Stockholders are expected to vote all shares of Common Stock owned by them in favor of the Extension. On the record date, the Initial Stockholders beneficially owned and were entitled to vote an aggregate [●] shares of Common Stock, constituting [●]% of the Company’s issued and outstanding shares of Common Stock. See the section entitled “Beneficial Ownership of Securities” for additional information.

In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase Public Shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules restrictions on purchases would apply, the Public Shares (a) would be purchased at a price no higher than the price offered through the Company’s redemption process; (b) will not be voted at the Special Meeting; and (c) would not be redeemable by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates.

The Company will file a Current Report on Form 8-K to disclose arrangements entered into or purchases made by any of the aforementioned persons, which report will include the number of shares purchased, the purchase price, the purpose of the purchase, the impact that such purposes would have on the likelihood that the Extension Proposal will be approved, the nature of the security holders who sold to the Sponsor, the Company’s directors, officers, advisors or its affiliates, and the number of Public Shares then redeemed.

The purpose of such stock purchases and other transactions would be to increase the likelihood of obtaining stockholder approval for the proposals, to minimize redemptions of Public Shares, and to ensure that the Company has at least $5,000,001 of net tangible assets following approval of the Extension Proposal, where it appears that such requirements would otherwise not be met. While the exact nature of any such incentives has not been determined as of the date of this proxy statement, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer to such investors or holders of shares or rights owned by the Sponsor for nominal value.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Special Meeting and could decrease the chances that the Extension would be approved. Entering into any such arrangements may have a depressive effect on Public Shares. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares it owns, either prior to or immediately after the Special Meeting. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	The Sponsor and the Company’s officers and directors will lose their entire investment in Newbury Street if it does not complete a business combination by March 25, 2023 or during any Extension Period. In such event, there will be no liquidating distributions made with respect to the Founder Shares or the Newbury Street Private Units held by the Newbury Street insiders. In contrast, Public Stockholders will receive approximately $ per share if the Trust Account is liquidated, calculated as of February 21, 2023, the record date for the Special Meeting.

●	As disclosed in the prospectus for the Company’s IPO, the members of the Company’s management team and its directors have also invested in the Sponsor by subscribing for units issued by the Sponsor. Through their investment in the Sponsor, these officers and directors will share in a portion of any appreciation in Founder Shares and Private Units, provided that the Company successfully completes an initial business combination. Mr. Bushey and Mr. King may receive a higher allocation of the Founder Shares upon the successful consummation of an initial business combination, a determination which will be made at the discretion of the managing member of the Sponsor.

●	If the Company is unable to complete a business combination by March 25, 2023 or during any extension period, in order to protect the amounts held in the Trust Account, the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which it has entered into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. If the Company completes a business combination, on the other hand, the Company will be liable for all such claims.

●	All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination and, if the Extension is not approved and no initial business combination is completed by March 25, 2023, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions.

●	None of the Company’s officers or directors has received any cash compensation for services rendered to the Company, and all of the current officers and directors are expected to continue to serve in their roles at least through the date of the Special Meeting and may continue to serve following any potential initial business combination and receive compensation thereafter.

●	The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if the Extension is not approved and we do not consummate an initial business combination by March 25, 2023, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Proposal is in the best interests of the Company and its stockholders and has approved the recommendation of the approval and adoption of the Extension Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal. The Adjournment Proposal will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

Vote Required for Approval

The Adjournment Proposal requires an affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, our Board has approved the recommendation of the approval and adoption of the Adjournment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information available to us as of date hereof, with respect to our shares of Common Stock held by:

●	each person known by us to be the beneficial owner of more than 5% of our Common Stock;

●	each of our executive officers and directors; and

●	all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on [●] shares of Common Stock outstanding as of the record date. Voting percentages represents the voting power of the shares owned beneficially by such person. On all matters to be voted upon, the holders of the shares vote together as a single class. The table below does not include any shares of Common Stock underlying our outstanding warrants because such securities are not exercisable within 60 days of the date hereof.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned		Approximate Percentage of Outstanding Shares of Common Stock
Matthew Hong	—	(2)	—
Thomas Bushey	3,210,984	(2)	[●]	%
Kenneth King	3,210,984	(2)	[●]	%
Jennifer Vescio	—	(3)	—
Teddy Zee	—	(3)	—
All directors and executive officers as a group (five individuals)	3,210,984		[●]	%

5% or More Holders
Newbury Street Acquisition Sponsor LLC	3,210,984	(2)	[●]	%
Periscope Capital Inc.(4)	1,110,461		[●]	%
Magnetar Financial LLC(5)	1,109,680		[●]	%
Jane Street Group, LLC(6)	893,854		[●]	%
Barclays Bank PLC(7)	841,565		[●]	%

*	Less than 1%

(1)	Unless otherwise noted, the business address of each of those listed in the table is 121 High Street, Floor 3, Boston, MA 02110.

(2)	Represents securities held by Newbury Street Acquisition Sponsor LLC, our Sponsor, of which Thomas Bushey and Kenneth King are managing members. Accordingly, all securities held by our sponsor may ultimately be deemed to be beneficially held by Thomas Bushey and Kenneth King.

(3)	Does not include any securities held by Newbury Street Acquisition Sponsor LLC, of which each person is a member. Each such person disclaims beneficial ownership of the reported shares other than to the extent of his ultimate pecuniary interest therein.

(4)	According to a Schedule 13G filed with the SEC on February 13, 2023, Periscope Capital Inc. (“Periscope") is the beneficial owner of 895,561 shares of common stock, acts as investment manager of, and exercises investment discretion with respect to, certain private investment funds (each, a “Periscope Fund”) that collectively directly own 214,900 shares of Common Stock. Periscope disclaims beneficial ownership of the shares owned by the Periscope Funds. The principal business address for Periscope is 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2.

(5)

According to a Schedule 13G/A filed with the SEC on January 27, 2022, the listed shares of common stock are by Magnetar Financial LLC (“Magnetar Financial”). Magnetar Financial serves as the investment adviser to the Magnetar funds. These funds include Magnetar Constellation Fund II, Ltd (“Constellation Fund II”), Magnetar Constellation Master Fund, Ltd (“Constellation Master Fund”), Magnetar Systematic Multi-Strategy Master Fund Ltd (“Systematic Master Fund”), Magnetar Capital Master Fund Ltd (“Master Fund”), Magnetar Xing He Master Fund Ltd (“Xing He Master Fund”), Purpose Alternative Credit Fund Ltd (“Purpose Fund”), Magnetar SC Fund Ltd (“SC Fund”), all Cayman Islands exempted companies; Magnetar Structured Credit Fund, LP (“Structured Credit Fund”), a Delaware limited partnership; Magnetar Lake Credit Fund LLC (“Lake Credit Fund”), Purpose Alternative Credit Fund - T LLC (“Purpose Fund - T”), Delaware limited liability companies; collectively (the “Magnetar Funds”). Magnetar Financial serves as the investment adviser to the Magnetar Funds, and as such, Magnetar Financial exercises voting and investment power over the Shares held for the Magnetar Funds’ accounts. Magnetar Capital Partners serves as the sole member and parent holding company of Magnetar Financial. Supernova Management is the general partner of Magnetar Capital Partners. The manager of Supernova Management is Mr. David J. Snyderman. The address of the principal business office of each of Magnetar Financial, Magnetar Capital Partners, Supernova Management, and Mr. Snyderman is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(6)

According to a Schedule 13G filed with the SEC on February 14, 2023, the listed shares of common stock are owned by Jane Street Group, LLC and are owned, or may be deemed to be beneficially owned, by Jane Street Group, LLC with shared voting power and shared dispositive power over 893,854 shares. Jane Street Capital, LLC has shared voting power and shared dispositive power over 289,822 shares and Jane Street Global Trading, LLC has shared voting power and shared dispositive power over 604,032 shares. The principal business address in the United States for Jane Street Group, LLC, Jane Street Capital, LLC and Jane Street Global Trading, LLC is 250 Vesey Street 6th Floor New York, NY 10281.

(7)	According to a Schedule 13G filed with the SEC on January 30, 2023, the listed shares of common stock are owned by Barclays PLC, as a parent holding company, and are owned, or may be deemed to be beneficially owned, by Barclays Bank PLC, a non-US banking institution registered with the Financial Conduct Authority authorized by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom. Barclays Bank PLC, is a wholly-owned subsidiary of Barclays PLC. The principal business address in the United States for Barclays PLC: and Barclays Bank PLC: England is 1 Churchill Place, London, E14 5HP, England.

As of the record date, our Sponsor beneficially owns approximately [●]% of our issued and outstanding shares of Common Stock. Because of this ownership block, our Sponsor may be able to effectively influence the outcome of all other matters requiring approval by our stockholders, including amendments to our Charter and approval of significant corporate transactions.

STOCKHOLDER PROPOSALS

If the Extension Proposal is approved and the Extension is implemented, the Company intends to hold a special meeting of stockholders for the purpose of approving its initial business combination and related transactions. The Company’s next annual meeting of stockholders would be held at a future date to be determined by the post business-combination company.

If the Extension Proposal is not approved, and the Company does not consummate an initial business combination by March 25, 2023, then the Company will cease all operations except for the purpose of winding up and there will be no annual meetings of stockholders.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

For stockholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 121 High Street, Floor 3, Boston, MA 02110, or (617) 893-3057, to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company at the following address and telephone number:

Newbury Street Acquisition Corporation

121 High Street, Floor 3,

Boston, MA 02110

Telephone: (617) 893-3057

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

[●]

[Address]

Telephone: [●]

(banks and brokers can call collect at [●])

Email: [●]

If you are a stockholder of the Company and would like to request documents, please do so by March [●], 2023 (one week prior to the Special Meeting), in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

* * *

The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

, 2023

Annex A

CERTIFICATE OF AMENDMENT TO THE

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

NEWBURY STREET ACQUISITION CORPORATION

Pursuant to Section 242 of the
Delaware General Corporation Law

Newbury Street Acquisition Corporation, a corporation existing under the laws of the State of Delaware (the “Corporation”), by its Chief Executive Officer, hereby certifies as follows:

1.	The name of the Corporation is “Newbury Street Acquisition Corporation.”

2.	The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on November 6, 2020. An Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on January 15, 2021. A Second Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 22, 2021 (the “Second Amended and Restated Certificate of Incorporation”).

3.	This Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation amends the Second Amended and Restated Certificate of Incorporation.

4.	This Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation was duly approved and adopted by the Board of Directors of the Corporation and the stockholders of the Corporation entitled to vote thereon at a meeting of stockholders, in each case in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

5.	The text of Section F of Article SIXTH of the Second Amended and Restated Certificate of Incorporation is hereby amended to read in full as follows:

In the event that the Corporation does not consummate a Business Combination by 30 months after the consummation of the IPO (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open) (or such later date pursuant to the extension set forth under this paragraph, the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the IPO Shares for cash for a redemption price per share equal to the amount then held in the Trust Account, less any interest for any income or other taxes payable, divided by the total number of IPO Shares then outstanding (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the DGCL, including the adoption of a resolution by the Board pursuant to Section 275(a) of the DGCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the DGCL, dissolve and liquidate, subject (in the case of clauses (ii) and (iii) above) to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

[Signature Page Follows]

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation to be signed by Thomas Bushey, its Chief Executive Officer, as of the [●] day of March, 2023.

NEWBURY STREET ACQUISITION CORPORATION

By:	Thomas Bushey
Title:	Chief Executive Officer

[Signature Page to Certificate of Amendment to Second Amended and Restated Certificate of Incorporation]

A-2

PRELIMINARY PROXY CARD

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

NEWBURY STREET ACQUISITION CORPORATION

SPECIAL meeting OF STOCKHOLDERS – March [  ], 2023 at [  ]:[  ] AM EASTERN time

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated [  ], 2023, (the “Proxy Statement”) in connection with the special meeting of stockholders of Newbury Street Acquisition Corporation (the “Company”) and at any adjournments thereof (the “Special Meeting”) to be held at [  ]:[  ] a.m. Eastern time on March [  ], 2023 as a virtual meeting for the sole purpose of considering and voting upon the following proposals (the “Proposals”), and hereby appoints Thomas Bushey and Kenneth King, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the Proposals set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2.

(CONTINUED AND TO BE MARKED, DATED AND SIGNED ON REVERSE SIDE.)

CONTROL NUMBER:

VOTING INSTRUCTIONS

Read our proxy statement before you vote by proxy. Then, to ensure that your shares are represented at the Special Meeting, we ask that you appoint the Proxies to vote your shares for you in one of the following ways.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
INTERNET:	Please log on to the internet and visit [ ], by 11:59 p.m. Eastern Time on March [ ], 2023 and follow the instructions provided.
TELEPHONE:	Please call [ ], by 11:59 p.m. Eastern Time on March [ ], 2023, from a touch-tone telephone. There is NO CHARGE for this call. Follow the instructions provided by the recorded message.

SPECIAL MEETING OF THE STOCKHOLDERS OF NEWBURY STREET ACQUISITION CORPORATION	SPECIAL MEETING OF THE STOCKHOLDERS OF NEWBURY STREET ACQUISITION CORPORATION

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, IT WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND PROPOSAL 2, AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTER COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

CONTROL NUMBER:
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2:	PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

Proposal 1	EXTENSION PROPOSAL	FOR	AGAINST	ABSTAIN	Proposal 1
	To amend the Company’s Second Amended and Restated Certificate of Incorporation pursuant to an amendment in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination, (2) cease all operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the shares of common stock, par value $0.0001 per share, of the Company included as part of the units sold in the Company’s initial public offering that was consummated on March 25, 2021 from March 25, 2023 to September 25, 2023.	☐	☐	☐

Proposal 2	ADJOURNMENT PROPOSAL	FOR	AGAINST	ABSTAIN	Proposal 2
	To approve the adjournment of the Special Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, which will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.	☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
____________________________________________________
____________________________________________________
____________________________________________________
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held March [ ], 2023 The Proxy Statement is available at sec.gov	IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2023

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)